UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 2, 2007


                            W-H ENERGY SERVICES, INC.
             (Exact name of registrant as specified in its charter)

         Texas                           001-31346                76-0281502
(State or other jurisdiction       (Commission File Number)    (I.R.S. Employer
    of incorporation)                                        Identification No.)


             10370 Richmond Avenue, Suite 990                     77042
                        Houston, TX
         (Address of principal executive offices)               (Zip code)


       Registrant's telephone number, including area code: (713) 974-9071

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the following obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communication pursuant to Rule 14b-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02       Results of Operations and Financial Condition.

         On February 2, 2007, W-H Energy Services, Inc. (the "Company") issued a press release announcing its financial results for the quarter and year ended December 31, 2006. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 7.01       Regulation FD Disclosure.

         The information set forth under Item 2.02 Results of Operations and Financial Condition is hereby incorporated into this Item 7.01 by reference. As previously announced, the Company intends to host a conference call at 11:00 a.m., central time, on February 2, 2007 to discuss its financial results for the quarter and year ended December 31, 2006 as well as its expectations for fiscal year 2007. The Company expects to present the following projections for fiscal year 2007 on such conference call:

     - The Company expects to make capital expenditures of approximately $180 million during fiscal year 2007, compared to capital expenditures of approximately $154 million during fiscal year 2006;

     - The Company expects to make research and development expenditures of approximately $23 to $25 million during fiscal year 2007; and

     - The Company's expects to have an effective federal income tax rate during fiscal year 2007 of 39 to 40 percent.

     Statements in this current report that are not strictly historical are "forward-looking" statements as defined in the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected in the forward-looking statements due to, among other things, the current and expected future prices of crude oil and natural gas, the level of exploration, development and production activity of, and the corresponding capital spending by, our customers, risks associated with events that result in personal injuries, loss of life, damage to or destruction of property, equipment or the environment and suspension of operations, unavailability of or costs associated with insurance, competition in our industry, difficulty in continuing to develop, produce and commercialize technologically advanced products and services, loss of use of certain technologies and weather conditions in offshore markets. These and other risks are more fully described in W-H Energy Services, Inc.'s Annual Report filed on Form 10-K with the Securities and Exchange Commission. The Company disclaims any obligation to update the statements in this current report.

Item 9.01       Financial Statements and Exhibits.

         Listed below are the financial statements, pro forma financial information and exhibits filed as part of this report:

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         (c)    Exhibits

                Exhibit No.     Description

                  99.1 Press Release dated February 2, 2007 (furnished herewith).


         Pursuant to General Instruction B.2 of Form 8-K, the information contained herein, including in Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        W-H ENERGY SERVICES, INC.



Date: February 2, 2007                  By: /s/ Ernesto Bautista, III
                                            ------------------------------------
                                            Ernesto Bautista, III
                                            Vice President and Chief Financial
                                            Officer


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                                  EXHIBIT INDEX


Exhibit No.     Description
-----------     -----------

99.1            Press Release dated February 2, 2007

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